                                                                    Exhibit 4.31

                                                                  EXECUTION COPY

             FIFTH AMENDMENT AND WAIVER TO THE STANDSTILL AGREEMENT

          FIFTH AMENDMENT AND WAIVER TO THE STANDSTILL AGREEMENT, dated as of July 29, 2003 (this "Amendment"), to the Standstill Agreement and Fifth Amendment to the Credit Agreement dated as of April 15, 2002 (as amended, supplemented or otherwise modified from time to time, the "Standstill Agreement"), among the Borrowing Subsidiaries signatories thereto, the Foreign Subsidiary Guarantors signatories thereto, GNB Battery Technologies Japan, Inc., (GNB Battery Technologies Japan, Inc., together with the Borrowing Subsidiaries and the Foreign Subsidiary Guarantors, the "Standstill Parties"), the Standstill Lenders (as defined in the Credit Agreement), Credit Suisse First Boston, as administrative agent (in such capacity, the "Administrative Agent") for the Standstill Lenders, and others.

                             PRELIMINARY STATEMENTS

          (1) The Company has requested that the DIP Lenders amend and waive compliance with certain provisions of the Post-Petition Credit Agreement, including amendments and waivers of certain of the Cross Referenced Covenants incorporated by reference in the Standstill Agreement, and that certain transactions be permitted as more particularly set forth herein.

          (2) The Standstill Parties have requested that the Standstill Lenders waive certain provisions of the Standstill Agreement to permit a certain transaction and amend certain Cross Referenced Covenants. The Standstill Lenders are willing to amend such provisions and consent to such a transaction upon and subject to the terms and conditions hereinafter set forth.

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          SECTION 1. Defined Terms. Unless otherwise specified, terms defined in the Standstill Agreement or the Credit Agreement and used herein shall have the meanings given to them in the Standstill Agreement or the Credit Agreement, as applicable.

          SECTION 2. Amendments to Standstill Agreement. On the Effective Date (as hereinafter defined), (i) the Cross Referenced Covenants 8.4(j) and 8.4(k) in Section 6 of the Standstill Agreement shall be amended as set forth in the "Seventh Amendment to the Credit Agreement" attached hereto as Exhibit A and shall continue to be incorporated by reference as if fully set forth in the Standstill Agreement as so amended; and (ii) Section 8.4(1) as set forth in the "Seventh Amendment to the Credit Agreement" attached hereto as Exhibit A shall be incorporated by reference as if fully set forth in the Standstill Agreement and all defined terms in those sections shall have the meanings given those terms in Section 1.1 of the Post-Petition Credit Agreement except that each reference to the "Administrative Agent" shall be deemed to be a reference to the Administrative Agent under the Credit Agreement.

          SECTION 3. Waiver and Consent. Effective as of the Effective Date (as defined below) and subject to the terms and conditions set forth herein, the Required Standstill Lenders hereby waive the requirements of Cross Referenced Covenant 8.4 in Section 6 of the Standstill

               Fifth Amendment and Waiver to Standstill Agreement

Agreement (as such Cross Referenced Covenant was set forth in the Post-Petition Credit Agreement as in effect prior to the Third Amendment and Waiver to the Post-Petition Credit Agreement) solely to consent to and permit the sale by Exide Italia S.r.L. ("Exide Italia") to Iorio Trasporti e Logistica S.r.L. of certain unoccupied buildings and a portion of the real estate located in Casalnuovo, Naples, Italy for approximately (euro)9,000,001 in cash (the "Exide Italia Sale"), provided, that the proceeds from the Exide Italia Sale are received by Exide Italia approximately as follows: (euro)1,032,000 deposit paid July 14, 2003, (euro)1,437,500 due December 31, 2003 and (euro)6,530,501 due
March 31, 2004. The Administrative Agent and the Required Standstill Lenders agree that no part of the aggregate consideration received for the Exide Italia Sale hereby shall be applied to the $10,000,000 limit referred to in Cross Referenced Covenant 8.4(1) (as amended hereby) of the Post-Petition Credit Agreement.

          SECTION 4. Conditions to Effectiveness. This Amendment shall be effective on the date on which the Administrative Agent shall have signed the Amendment and all of the following conditions precedent have been satisfied (the "Effective Date"):

          (a) Certain Documents. The Administrative Agent shall have received on or before the Effective Date all of the following, each of which shall be in form and substance satisfactory to the Administrative Agent:

          (i) this Amendment, executed and delivered by (w) sufficient Standstill Lenders to constitute the Required Standstill Lenders, (x) each of the Standstill Parties, (y) the Administrative Agent and (z) the Escrow Agent;

          (ii) an executed copy of the Seventh Amendment to the Post-Petition Credit Agreement in form and substance satisfactory to the Administrative Agent (in consultation with the Steering Committee);

          (iii) a description of the nature and material terms and conditions of the Exide Italia Sale including a detailed description of the structure of the transaction and each specific asset to be sold and showing the flow of funds; and

          (iv) such additional documentation as the Administrative Agent may reasonably require or as requested by the Post-Petition Administrative Agent or any of the DIP Lenders.

          (b) Corporate and Other Proceedings. All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to the Administrative Agent.

          (c) No Events of Default. After giving effect to the Amendment, no Standstill Event shall have occurred and be continuing, and the representations and warranties contained in the Standstill Agreement shall be correct in all material respects as though made on and as of the Effective Date.

          (d) Payment of Costs, Fees and Expenses. All accrued and unpaid fees and expenses of the Administrative Agent in connection with this Amendment including, without

               Fifth Amendment and Waiver to Standstill Agreement limitation, the unpaid fees and expenses of counsel to the Administrative Agent (including United States and local counsel in foreign jurisdictions) shall have been paid.

          SECTION 5. Covenant.

          (a) Except upon written consent of the Administrative Agent, in consultation with the Steering Committee, none of Exide Italia nor any other Standstill Party shall transfer, direct transfer, or otherwise make payments in any manner from the proceeds of the Exide Italia Sale except to transfer the proceeds of the Exide Italia Sale to the Escrow Account promptly upon receipt thereof.

          (b) The Escrow Agent agrees that immediately upon receipt of the Exide Italia Sale proceeds in the Escrow Account, it shall provide written acknowledgment to the Administrative Agent that it has received such proceeds (including the amount of such proceeds) and is holding them pursuant to the terms of the Intercreditor Agreement.

          SECTION 6. Representations and Warranties. To induce the Standstill Lenders parties hereto to enter into this Amendment, each of the Standstill Parties hereby represents and warrants to the Administrative Agent and all of the Standstill Lenders the following:

          (a) The execution, delivery and performance by each Standstill Party of the Amendment and the Loan Documents to which it is a party, as amended hereby, are within such Standstill Party's corporate powers, have been duly authorized by all necessary corporate action, and do not (i) contravene such Standstill Party's Constituent Documents, (ii) violate any law (including, without limitation, the Securities Exchange Act of 1934), rule, regulation (including, without limitation, Regulation X of the Board of Governors of the Federal Reserve System), order, writ, judgment, injunction, decree, determination or award applicable to such Standstill Party, or (iii) conflict with or result in the breach of, or constitute a default under, any Contractual Obligation, including, without limitation, the bilateral loan documents, of EHE, EHA or any of their Subsidiaries. As of the Effective Date, no Standstill Party is in violation of any such law, rule, regulation, order, writ, judgment, injunction, decree, determination or award or in breach of any such contract, loan agreement, indenture, mortgage, deed of trust, lease or other instrument, the violation or breach of which is reasonably expected to have a Material Adverse Effect.

          (b) No authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or any other third party is required to be obtained by the Standstill Parties in connection with the execution and delivery, or performance by any Standstill Party of any of its obligations under the Amendment and the Standstill Agreement, as amended hereby.

          (c) The Amendment has been duly executed and delivered by each Standstill Party, and is the legal, valid and binding obligation of such Standstill Party, enforceable against such Standstill Party in accordance with its terms except as may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or limiting creditors' rights or by equitable principles generally.

               Fifth Amendment and Waiver to Standstill Agreement

          (d) No Standstill Party has an existing claim against any Standstill Lender arising out of, relating to or in connection with the Loan Documents.

          (e) As of the Effective Date, EHE is not in breach of, or in default under, the DM Agreement, and no Foreign Subsidiary is in breach of, or in default under, any other Contractual Obligation, binding on or affecting any Foreign Subsidiary or any of their properties, where the consequence of such default is to confer rights upon any person against such Foreign Subsidiary which, if exercised, can be reasonably expected to have a Material Adverse Effect.

          (f) The representations and warranties made by each of the Standstill Parties in the Loan Documents are true and correct in all material respects on and as of the date hereof, after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof.

          (g) Each Standstill Party hereby represents and warrants to the Standstill Lenders and the Administrative Agent that as of the date hereof, and after giving effect to the waiver contained herein, (a) no Standstill Event under the Standstill Agreement shall have occurred and be continuing and (b) all of the representations and warranties of such Standstill Party contained in
Section 12 of the Standstill Agreement and in any other Loan Document are, as of the date of execution hereof, true and correct in all material respects, as though made on and as of such date (other than representations and warranties in any such Loan Document expressly limited to a specific date).

          SECTION 7. Reference to and Effect on the Loan Documents.

          (a) On and after the Effective Date, each reference in the Standstill Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Standstill Agreement and each reference in the Credit Agreement and other Loan Documents to "the Standstill Agreement", "thereunder", "thereof" or words of like import referring to the Standstill Agreement, shall mean and be a reference to the Standstill Agreement as amended and otherwise modified hereby.

          (b) The Standstill Agreement, the Credit Agreement and each of the other Loan Documents, except to the extent of the amendments, covenants and other modifications specifically provided above, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Standstill Lender or any Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) This Amendment is and shall be a Loan Document.

          SECTION 8. Affirmation of Loan Documents. Each Standstill Party, in its capacity as a Guarantor or otherwise, hereby consents to the modification of the Standstill Agreement, effected hereby and hereby acknowledges and agrees that the terms of this Amendment shall not affect in any way its duties, Obligations and liabilities under the Credit

               Fifth Amendment and Waiver to Standstill Agreement

Agreement, including under its Guarantee, the Standstill Agreement, or any other Loan Document to which it is a party, all of which duties, Obligations and liabilities shall remain in full force and effect and each of which is hereby reaffirmed.

          SECTION 9. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          SECTION 10. Waiver of Jury Trial. Each of the Standstill Parties, the Administrative Agent and the Standstill Lenders irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Amendment or the actions of the Administrative Agent or any Standstill Lender in the negotiation, administration, performance or enforcement thereof.

          SECTION 11. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment in any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed signature page to this Amendment by facsimile transmission shall be as effective as delivery of a manually signed counterpart of this Amendment.

          SECTION 12. Costs and Expenses. EHE hereby agrees to pay, and each of the other Foreign Subsidiary Guarantors guarantees payment (subject to the exceptions set forth in Schedule 10.1 of the Credit Agreement) of, all reasonable costs and expenses associated with the preparation, execution, delivery, administration, and enforcement of this Amendment, including, without limitation, the fees and expenses of the Administrative Agent's counsel (including local counsel in foreign jurisdictions) and financial advisor and the out-of-pocket expenses of the Steering Committee (in each case, whether incurred prior to or after the Effective Date).

         [THE REMAINDER OF THIS PAGE HAS BEEN LEFT BLANK INTENTIONALLY]

               Fifth Amendment and Waiver to Standstill Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        Each of the following Subsidiaries as a
                                        Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                        EXIDE HOLDING EUROPE S.A.


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        COMPAGNIE EUROPEENNE D'ACCUMULATEURS
                                           S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EURO EXIDE CORPORATION LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR
                                           S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        TUDOR A.B.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        Each of the following Subsidiaries as a
                                        Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                        EXIDE HOLDING EUROPE S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        COMPAGNIE EUROPEENNE D'ACCUMULATEURS
                                           S.A.


                                        By: /s/ Xavier Izarn
                                            ------------------------------------
                                            Name: XAVIER IZARN
                                            Title: PRESIDENT


                                        EURO EXIDE CORPORATION LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR
                                           S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        TUDOR A.B.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        Each of the following Subsidiaries as a
                                        Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                        EXIDE HOLDING EUROPE S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        COMPAGNIE EUROPEENNE D'ACCUMULATEURS
                                           S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EURO EXIDE CORPORATION LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR
                                           S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        TUDOR A.B.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        Each of the following Subsidiaries as a
                                        Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                        EXIDE HOLDING EUROPE S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        COMPAGNIE EUROPEENNE D'ACCUMULATEURS
                                           S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EURO EXIDE CORPORATION LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR
                                           S.A.


                                        By: /s/ Jesus Lopez-Brea
                                            ------------------------------------
                                            Name: JESUS LOPEZ-BREA
                                            Title: SECRETARY OF THE BOARD


                                        TUDOR A.B.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        Each of the following Subsidiaries as a
                                        Borrowing Subsidiary and as a Guarantor, subject to the limitations, if any, contained in Section 10.1 of the Credit Agreement

                                        EXIDE HOLDING EUROPE S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        COMPAGNIE EUROPEENNE D'ACCUMULATEURS
                                           S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EURO EXIDE CORPORATION LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SOCIEDAD ESPANOLA DEL ACUMULADOR TUDOR
                                           S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                               TUDOR A.B.


                               By: /s/ Illegible            /s/ Illegible
                                   ----------------------   --------------------
                                   Name: Illegible          Illegible
                                   Title: Board Directors

               Fifth Amendment and Waiver to Standstill Agreement

                                        EXIDE TECHNOLOGIES NEDERLAND B.V.


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name: Illegible
                                            Title: Managing Director


                                        CMP BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        DEUTSCHE EXIDE STANDBY GMBH


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        DEUTSCHE EXIDE GMBH


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        MERCOLEC TUDOR B.V.


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name: Illegible
                                            Title: Managing Director

               Fifth Amendement and Wavier to Standstill Agreement

                                        EXIDE TECHNOLOGIES NEDERLAND B.V.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CMP BATTERIES LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        DEUTSCHE EXIDE STANDBY GMBH


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        DEUTSCHE EXIDE GMBH


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        MERCOLEC TUDOR B.V.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendement and Wavier to Standstill Agreement

                                        EXIDE TECHNOLOGIES NEDERLAND B.V.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CMP BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                              DEUTSCHE EXIDE STANDBY GMBH


                              By: /s/ Illegible            /s/ Illegible
                                  ----------------------   ---------------------
                                  Name: Illegible          Illegible
                                  Title: Procunist         Procunist


                              DEUTSCHE EXIDE GMBH


                              By: /s/ Stefen Noll          /s/ Frank U. Zukowsti
                                  ----------------------   ---------------------
                                  Name: Stefen Noll        Frank U. Zukowsti
                                  Title: General Manager   Procunist


                                        MERCOLEC TUDOR B.V.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendement and Wavier to Standstill Agreement

                                        EXIDE TECHNOLOGIES NEDERLAND B.V.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CMP BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        DEUTSCHE EXIDE STANDBY GMBH


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        DEUTSCHE EXIDE GMBH


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        MERCOLEC TUDOR B.V.


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name: Illegible
                                            Title: Director

               Fifth Amendement and Wavier to Standstill Agreement

                                        Each of the following Subsidiaries as a
                                           Guarantor, subject to the
                                           limitations, if any, contained in
                                           Section 10.1 of the Credit Agreement

                                        CHLORIDE MOTIVE POWER IBERICA S.L.


                                        By: /s/ Jesus Lopez - Brea
                                            ------------------------------------
                                            Name: JESUS LOPEZ - BREA
                                            Title: SECRETARY OF THE BOARD


                                        CMP BATTERIJEN N.V.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE AUTOMOTIVE BATTERIE GMBH


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        HAGEN BATTERIE AG


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ELECTRO MERCANTIL INDUSTRIAL S.L.


                                        By: /s/ Jesus Lopez - Brea
                                            ------------------------------------
                                            Name: JESUS LOPEZ - BREA
                                            Title: SECRETARY OF THE BOARD


                                        EXIDE (DAGENHAM) LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        Each of the following Subsidiaries as a
                                           Guarantor, subject to the
                                           limitations, if any, contained in
                                           Section 10.1 of the Credit Agreement

                                        CHLORIDE MOTIVE POWER IBERICA S.L.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CMP BATTERIJEN N.V.


                                        By: /s/ N. S. Bright
                                            ------------------------------------
                                            Name: N. S. BRIGHT
                                            Title: DIRECTOR


                                        EXIDE AUTOMOTIVE BATTERIE GMBH


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        HAGEN BATTERIE AG


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ELECTRO MERCANTIL INDUSTRIAL S.L.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE (DAGENHAM) LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Each of the following Subsidiaries as a
                                           Guarantor, subject to the
                                           limitations, if any, contained in
                                           Section 10.1 of the Credit Agreement

                                        CHLORIDE MOTIVE POWER IBERICA S.L.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CMP BATTERIJEN N.V.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE AUTOMOTIVE BATTERIE GMBH


                                        By: /s/ Stefen Noll
                                            ------------------------------------
                                            Name: Stefen Noll
                                            Title: Managing Director


                                        HAGEN BATTERIE AG


                                        By: /s/ Stefen Noll
                                            ------------------------------------
                                            Name: Stefen Noll
                                            Title: Chairman


                                        ELECTRO MERCANTIL INDUSTRIAL S.L.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE (DAGENHAM) LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        Each of the following Subsidiaries as a
                                           Guarantor, subject to the
                                           limitations, if any, contained in
                                           Section 10.1 of the Credit Agreement

                                        CHLORIDE MOTIVE POWER IBERICA S.L.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CMP BATTERIJEN N.V.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE AUTOMOTIVE BATTERIE GMBH


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        HAGEN BATTERIE AG


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ELECTRO MERCANTIL INDUSTRIAL S.L.


                                        By: /s/ Jesus Lopez - Brea
                                            ------------------------------------
                                            Name: JESUS LOPEZ - BREA
                                            Title: SECRETARY OF THE BOARD


                                        EXIDE (DAGENHAM) LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        Each of the following Subsidiaries as a
                                           Guarantor, subject to the
                                           limitations, if any, contained in
                                           Section 10.1 of the Credit Agreement

                                        CHLORIDE MOTIVE POWER IBERICA S.L.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CMP BATTERIJEN N.V.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE AUTOMOTIVE BATTERIE GMBH


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        HAGEN BATTERIE AG


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        ELECTRO MERCANTIL INDUSTRIAL S.L.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE (DAGENHAM) LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        FULMEN UK LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE AUTOMOTIVE S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SOCIEDADE PORTUGUESA DO
                                           ACUMULADOR TUDOR S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE DANMARK A/S


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE BATTERIER AB


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CENTRA S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE SONNAK A/S


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        FULMEN UK LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE AUTOMOTIVE S.A.


                                        By: /s/ Ghislain Pierre
                                            ------------------------------------
                                            Name: Ghislain Pierre
                                            Title: Director


                                        SOCIEDADE PORTUGUESA DO
                                           ACUMULADOR TUDOR S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE DANMARK A/S


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE BATTERIER AB


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CENTRA S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE SONNAK A/S


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        FULMEN UK LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE AUTOMOTIVE S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SOCIEDADE PORTUGUESA DO
                                           ACUMULADOR TUDOR S.A.


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name: Illegible
                                            Title: Director


                                        By: /s/ Fernando Manuel Pato Marouco
                                            ------------------------------------
                                            Name: Fernando Manuel Pato Marouco
                                            Title: Director


                                        EXIDE DANMARK A/S


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE BATTERIER AB


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CENTRA S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        FULMEN UK LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE AUTOMOTIVE S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SOCIEDADE PORTUGUESA DO
                                           ACUMULADOR TUDOR S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                       EXIDE DANMARK A/S


                                       By: /s/ Illegible           /s/ Illegible
                                           ----------------------  -------------
                                           Name: Illegible         Illegible
                                           Title: Board Directors


                                       EXIDE BATTERIER AB


                                       By: /s/ Illegible           /s/ Illegible
                                           ----------------------  -------------
                                           Name: Illegible         Illegible
                                           Title: Board Directors


                                        CENTRA S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        FULMEN UK LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE AUTOMOTIVE S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SOCIEDADE PORTUGUESA DO
                                           ACUMULADOR TUDOR S.A.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE DANMARK A/S


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE BATTERIER AB


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        CENTRA S.A.


                                        By: /s/ Malgorzata Majewska - Sliwa
                                            ------------------------------------
                                            Name: Malgorzata Majewska - Sliwa
                                            Title: Country Manager


                                        EXIDE SONNAK A/S


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                       EXIDE SONNAK A/S


                                       By: /s/ Illegible           /s/ Illegible
                                           ----------------------  -------------
                                           Name: Illegible         Illegible
                                           Title: Board Directors


                                        EXIDE BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        B.I.G. BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE LENDING LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE ITALIA S.R.L


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        EXIDE BATTERIES LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        B.I.G. BATTERIES LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE LENDING LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE ITALIA S.R.L.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE HOLDINGS LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE TECHNOLOGIES HOLDING BV


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        EXIDE BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        B.I.G. BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE LENDING LIMITED


                                        By: /s/ Kiran Patel
                                            ------------------------------------
                                            Name: KIRAN PATEL
                                            Title: DIRECTOR


                                        EXIDE ITALIA S.R.L.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE HOLDINGS LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE TECHNOLOGIES HOLDING BV


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        EXIDE BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        B.I.G. BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE LENDING LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE ITALIA S.R.L.


                                        By: /s/ Antoin Seosaimh O'Duill
                                            ------------------------------------
                                            Name: ANTOIN SEOSAIMH O'DUILL
                                            Title: MANAGING DIRECTOR


                                        INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                        By: Antoin Seosaimh O'Duill
                                            ------------------------------------
                                            Name: ANTOIN SEOSAIMH O'DUILL
                                            Title: MANAGING DIRECTOR


                                        EXIDE HOLDINGS LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE TECHNOLOGIES HOLDING BV


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        EXIDE BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        B.I.G. BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE LENDING LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE ITALIA S.R.L.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        INDUSTRIA COMPOSIZIONI STAMPATE, SPA


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE HOLDINGS LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE TECHNOLOGIES HOLDING BV


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name: Illegible
                                            Title: MAN. DIRECTOR

               Fifth Amendment and Waiver to Standstill Agreement

                                        EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                        By: /s/ Jesus Lopez-Brea
                                            ------------------------------------
                                            Name: JESUS LOPEZ-BREA
                                            Title: SECRETARY OF THE BOARD


                                        EXIDE AUSTRALIA PTY LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE TECHNOLOGIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE HOLDING ASIA PTE LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE AUSTRALIA PTY LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name: Illegible
                                            Title: General Counsel


                                        EXIDE TECHNOLOGIES LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name: Illegible
                                            Title: General Counsel


                                        EXIDE HOLDING ASIA PTE LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        EXIDE TRANSPORTATION HOLDING EUROPE, SL


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE AUSTRALIA PTY LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE TECHNOLOGIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE HOLDING ASIA PTE LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        GNB TECHNOLOGIES (CHINA) LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE SINGAPORE PTE LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE CANADA INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        1036058 ONTARIO INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GNB TECHNOLOGIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        MBD NATIONAL LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NATIONAL BATTERY DISTRIBUTION LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        GNB TECHNOLOGIES (CHINA) LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE SINGAPORE PTE LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE CANADA INC.


                                        By: /s/ Molly M. Israel
                                            ------------------------------------
                                            Name: Molly M. Israel
                                            Title: Asst. Secretary


                                        1036058 ONTARIO INC.


                                        By: /s/ Molly M. Israel
                                            ------------------------------------
                                            Name:Molly M. Israel
                                            Title: Asst. Secretary


                                        GNB TECHNOLOGIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        MBD NATIONAL LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NATIONAL BATTERY DISTRIBUTION LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        GNB TECHNOLOGIES (CHINA) LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE SINGAPORE PTE LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        EXIDE CANADA INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        1036058 ONTARIO INC.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GNB TECHNOLOGIES LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        MBD NATIONAL LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        NATIONAL BATTERY DISTRIBUTION LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        NORD GROUP LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        OHE LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SPITFIRE BATTERIES LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        TS BATTERIES LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GNB TECHNOLOGIES NV


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        DETA UK LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:


                                        FRIWO BATTERIES LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        NORD GROUP LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        OHE LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SPITFIRE BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        TS BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GNB TECHNOLOGIES NV


                                        By: /s/ Stefan Noll       /s/ Illegible
                                            -------------------   --------------
                                            Name: STEFAN NOLL     Illegible
                                            Title: DIRECTOR       DIRECTOR


                                        DETA UK LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        FRIWO BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        NORD GROUP LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        OHE LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        SPITFIRE BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        TS BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        GNB TECHNOLOGIES NV


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name: Illegible
                                            Title: Director


                                        DETA UK LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:


                                        FRIWO BATTERIES LIMITED


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        GEMALA IRELAND (HOLDINGS) LIMITED


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        GNB BATTERY TECHNOLOGIES JAPAN, INC.

                                        As a Guarantor, subject to the
                                        limitations, if any, contained in
                                        Section 10.1 of the Credit Agreement


                                        By: /s/ Illegible
                                            ------------------------------------
                                            Name:
                                            Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        CITIBANK USA INC., as Escrow Agent


                                        By: /s/ Keith R. Gerding
                                            ------------------------------------
                                            Name: KEITH R. GERDING
                                            Title: Vice President

               Fifth Amendment and Waiver to Standstill Agreement

                                        CREDIT SUISSE FIRST BOSTON, as
                                        Administrative Agent


                                        By: /s/ Didier Siffer
                                            ------------------------------------
                                            Name: Didier Siffer
                                            Title: Director


                                        By: /s/ Carol Flaton
                                            ------------------------------------
                                            Name: CAROL FLATON
                                            Title: MANAGING DIRECTOR

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        AG CAPITAL FUNDING PARTNERS, L.P.


                                        BY: ANGELO, GORDON & CO., L.P.,
                                            AS INVESTMENT ADVISOR
                                        [Print Name of Lender]


                                        By /s/ Jeffrey Aronson
                                           -------------------------------------
                                           Name: Jeffrey Aronsan
                                           Title: MANAGING DIRECTOR

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        ALPHA BANK A.E.


                                        By /s/ Martin J. Waghorn
                                           -------------------------------------
                                           Name: MARTIN J. WAGHORN
                                           Title: DEPUTY GENERAL MANAGER


                                        By /s/ Stephen G. Uren
                                           -------------------------------------
                                           Name: STEPHEN G. UREN
                                           Title: OPERATIONS MANAGER

                                        Lenders

                                        AVALON CAPITAL LTD.


                                        By: INVESCO Senior Secured Management,
                                            Inc. As Portfolio Advisor


                                        By /s/ Joseph Rotondo
                                           -------------------------------------
                                           Name: Joseph Rotondo
                                           Title: Authorized Signatory

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        AVALON CAPITAL LTD. 2


                                        By: INVESCO Senior Secured Management,
                                            Inc. As Portfolio Advisor


                                        By /s/ Joseph Rotondo
                                           -------------------------------------
                                           Name: Joseph Rotondo
                                           Title: Authorized Signatory

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        BANCO ESPIRITO SANTO, S.A.
                                        [Print Name of Lender]


                               By /s/ Guy Harris            /s/ Malcolm Morris
                                  -----------------------   --------------------
                                  Name: GUY HARRIS          MALCOLM MORRIS
                                  Title: SENIOR MANAGER     ASSITANT MANAGER

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        THE BANK OF NOVA SCOTIA
                                        [Print Name of Lender]


                                        By /s/ Daniel A. Costigan
                                           -------------------------------------
                                           Name: DANIEL A. COSTIGAN
                                           Title: DIRECTOR

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        BANK OF SCOTLAND


                                        By /s/ Paul Simmons
                                           -------------------------------------
                                           Name: PAUL SIMMONS
                                           Title: ASSOCIATE DIRECTOR

                                     Lenders

                                     BDCM OPPORTUNITY FUND, L.P.
                                     by Black Diamond Capital Management, L.L.C.
                                     its General Partner
                                     [Print Name of Lender]


                                     By /s/ Illegible
                                        ----------------------------------------
                                        Name:
                                        Title:

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        Bear Stearns & Co.
                                        [Print Name of Lender]


                                        By /s/ John E. McDermoti
                                           -------------------------------------
                                           Name: JOHN E. McDERMOTI
                                           Title: SENIOR MANAGING DIRECTOR

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        BLACK DIAMOND INTERNATIONAL FUNDING LTD.
                                        [Print Name of Lender]


                                        By /s/ Alan Corkish
                                           -------------------------------------
                                           Name Alan Corkish
                                           Title Director

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        BLACK DIAMOND CLO 199_-1 LTD.
                                        [Print Name of Lender]


                                        By /s/ Alan Corkish
                                           -------------------------------------
                                           Name Alan Corkish
                                           Title Director

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        BLACK DIAMOND CLO 2000-1 LTD.
                                        [Print Name of Lender]


                                        By /s/ Alan Corkish
                                           -------------------------------------
                                           Name Alan Corkish
                                           Title Director

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        Centurion CDO I, Limited


                                        By: American Express Asset Management
                                        Group Inc. as Collateral Manager
                                        [Print Name of Lender]


                                        By /s/ Leanne Stavrakis
                                           -------------------------------------
                                           Name: Leanne Stavrakis
                                           Title: Director - Operations

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        CERES II FINANCE LTD.


                                        By: INVESCO Senior Secured Management,
                                            Inc.
                                            As Sub-Managing Agent (Financial)


                                        By /s/ Joseph Rotondo
                                           -------------------------------------
                                           Name: Joseph Rotondo
                                           Title: Authorized Signatory

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        CITADEL CREDIT TRADING LTD.


                                        By: Citadel Limited Partnership,
                                            Portfolio Manager


                                        By: GLB Partners, L.P.,
                                            its General Partner


                                        By: Citadel Investement Group, L.L.C.,
                                            its General Partner
                                        [Print Name of Lender]


                                        By /s/ Adam C. Cooper
                                           -------------------------------------
                                           Name: ADAM C. COOPER
                                           Title: Senior Managing Director &
                                                  General Counsel

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        CITADEL EQUITY FUND LTD.


                                        By: Citadel Limited Partnership,
                                            Portfolio Manager


                                        By: GLB Partners, L.P.,
                                            its General Partner


                                        By: Citadel Investment Group, L.L.C.,
                                            its General Partner
                                        [Print Name of Lender]


                                        By /s/ Adam C. Cooper
                                           -------------------------------------
                                           Name: ADAM C. COOPER
                                           Title: Senior Managing Director &
                                                  General Counsel

               Fifth Amendment and Waiver to Standstill Agreement

                                        CITIGROUP FINANCIAL PRODUCTS INC.


                                        By /s/ Neyda Darias
                                           -------------------------------------
                                           Name: Neyda Darias
                                           Title: Assistant Vice President

               Fifth Amendment and Waiver to Standstill Agreement

                               Lenders

                               CREDIT INDUSTRIEL ET COMMERCIAL


                               By /s/ Anthony Rock          /s/ Sean Mounier
                                  -----------------------   --------------------
                                  Name: Anthony Rock        Sean Mounier
                                  Title: Vice President     First Vice President

               Fifth Amendment and Waiver to Standstill Agreement

                               Lenders

                               CREDIT SUISSE FIRST BOSTON


                               By /s/ Robert Healey         /s/ Joseph Brosnan
                                  -----------------------   --------------------
                                  Name: Robert Healey       Joseph Brosnan
                                  Title: Director           Vice President

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        CREDIT SUISSE FIRST BOSTON INTERNATIONA
                                        [Print Name of Lender]

                                        By /s/ Illegible
                                           -------------------------------------
                                           Name:
                                           Title:

                                        Lenders

                                        DEUTSCHE BANK AG, NEW YORK BRANCH


                                        By: DB Services New Jersey, Inc.


                                        By: /s/ Deborah O'Keeffe
                                            ------------------------------------
                                            Name: Deborah O'Keeffe
                                            Title: Vice President


                                        By: /s/ Rosemary F. Dunne
                                            ------------------------------------
                                            Name: Rosemary F. Dunne
                                            Title: Vice President

               Fifth Amendment and Waiver to Standstill Agreement

                                     Lenders

GSC RECOVERY II, L.P.                             GSC RECOVERY IIA, L.P.


By: GSC Recovery II GP, L.P.,                     By: GSC Recovery IIA GP, L.P.,
    its general partner                               its general partner


By: GSC RII, LLC,                                 By: GSC RIIA, LLC,
    its general partner                               its general partner


By: GSCP (NJ) Holdings, L.P.,                     By: GSCP (NJ) Holdings, L.P.,
    its sole member                                   its sole member


By: GSCP (NJ), Inc.                               By: GSCP (NJ), Inc.
    its general partner                               its general partner


By: /s/ Matthew Kaufman                           By: /s/ Matthew Kaufman
    -------------------------                         --------------------------
Name: Matthew Kaufman                             Name: Matthew Kaufman
Title: Managing Director                          Title: Managing Director

               Fifth Amendment and Waiver to Standstill Agreement

                                        KZH CYPRESSTREE-1 LLC


                                        By /s/ Hi Hua
                                           -------------------------------------
                                           Name: HI HUA
                                           Title: AUTHORIZED AGENT

               Fifth Amendment and Waiver to Standstill Agreement

                                        KZH ING-2 LLC


                                        By /s/ Hi Hua
                                           -------------------------------------
                                           Name: HI HUA
                                           Title: AUTHORIZED AGENT

               Fifth Amendment and Waiver to Standstill Agreement

                                        KZH STERLING LLC


                                        By /s/ Hi Hua
                                           -------------------------------------
                                           Name: HI HUA
                                           Title: AUTHORIZED AGENT

               Fifth Amendment and Waiver to Standstill Agreement

                                        KZH WATERSLIDE LLC


                                        By /s/ Hi Hua
                                           -------------------------------------
                                           Name: HI HUA
                                           Title: AUTHORIZED AGENT

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        Lehman Commercial Paper Inc.
                                        [Print Name of Lender]


                                        By /s/ Frank P. Turner
                                           -------------------------------------
                                           Name: Frank P. Turner
                                           Title: Authorized Signatory

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        MORGAN STANLEY EMERGING MARKETS INC.


                                        By /s/ Edgar A. Sabounghi
                                           -------------------------------------
                                           Name: EDGAR A. SABOUNGHI
                                           Title: Vice President

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        R/2/ Top Hat, Ltd.


                                        By: ___________, L.P.,
                                            as Investment Manager


                                        By: _______ Holdings, Inc.,
                                            its general partner
                                            [Print Name of Lender]


                                        By /s/ Robert McCormick
                                           -------------------------------------
                                           Name: Robert Mccormick
                                           Title: Vice President

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        SILVER OAK CAPITAL, LLC
                                        [Print Name of Lender]


                                        By /s/ Illegible
                                           -------------------------------------
                                           Name: Illegible
                                           Title: MANAGING DIRECTOR

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        Smoky River CDO, L.P.,


                                        By RBC Leveraged Capital as
                                           Portfolio Advisor


                                        By: /s/ Melissa Marano
                                            ------------------------------------
                                            Name: Melissa Marano
                                            Title: Partner - Attorney ______

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        TRS 1 UC
                                        [Print Name of Lender]


                                        By Deborah O'Keeffe
                                           -------------------------------------
                                           Name: Deborah O'Keeffe
                                           Title: Vice President

               Fifth Amendment and Waiver to Standstill Agreement

                                        Lenders

                                        UBS AG, Stamford Branch
                                        [Print Name of Lender]


                                        By /s/ Jennifer L. Poccia
                                           -------------------------------------
                                           Name: Jennifer L. Poccia
                                           Title: Associate Director
                                                  Banking Products Services, __


                                           /s/ Janice L. Randolph
                                           -------------------------------------
                                           Janice L. Randolph
                                           Associate Director
                                           Banking Products Services, US

               Fifth Amendment and Waiver to Standstill Agreement